EXHIBIT 32.2

                   CERTIFICATION OF PERIODIC FINANCIAL REPORTS

      I, Chen-Qing Luo, Chief Financial Officer of Jade Art Group Inc., a Nevada corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Quarterly Report on Form 10-QSB for the three months ended October 31, 2007 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 19, 2007

                                                        /s/ Chen-Qing Luo
                                                        ------------------------
                                                        Chen-Qing Luo
                                                        Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.